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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 15, 2000


                              LJL BIOSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-23647
                            (Commission File Number)

     DELAWARE                               77-0360183
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation)


                                405 TASMAN DRIVE
                               SUNNYVALE, CA 94089
             (Address of principal executive offices, with zip code)

                                 (408) 541-8787
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On June 15, 2000, LJL BioSystems, Inc. announced the award of U.S. Patent and Trademark Office Patent No. 6,071,748 covering its SmartOptics-TM-light detection technology, a key element of LJL's instrument product line. Further details regarding this announcement are contained in the company's news release dated June 15, 2000 attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Exhibits:

                  99.20 LJL BioSystems, Inc. News Release dated June 15, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LJL BIOSYSTEMS, INC.



Date: June 15, 2000     By: /s/  Lev J. Leytes
                            ------------------
                                                     Lev J. Leytes
                                                     President and CEO